Exhibit 21

NATIONAL HEALTH INVESTORS, INC.
SUBSIDIARY ENTITY LIST

Entity Name	Ownership[1]	Tax Treatment
NHI/REIT, Inc.	100%	DE
Florida Holdings IV, LLC	100%	DE
Inchin Along, LLC	100%	DE
NHI REIT of Alabama, L.P.	100%	DE
NHI-REIT of California, LP	100%	DE
NHI/REIT of Florida, L.P.	100%	DE
NHI-REIT of Georgia, L.P.	100%	DE
NHI-REIT of Idaho, L.P.	100%	DE
NHI-REIT of Missouri, LP	100%	DE
NHI-REIT of South Carolina, L.P.	100%	DE
NHI-REIT of Virginia, L.P.	100%	DE
NHI/Anderson, LLC	100%	DE
NHI/Laurens, LLC	100%	DE
Texas NHI Investors, LLC	100%	DE
NHI-REIT of Oregon, LLC	100%	DE
NHI-REIT of Florida, LLC	100%	DE
NHI-REIT of Maryland, LLC	100%	DE
NHI-REIT of Minnesota, LLC	100%	DE
NHI-REIT of Tennessee, LLC	100%	DE
NHI Selah Properties, LLC	100%	DE
NHI-REIT of Northeast, LLC	100%	DE
NHI-REIT of Wisconsin, LLC	100%	DE
NHI-REIT of NC Springs, LLC	100%	DE
NHI-REIT of Washington, LLC	100%	DE
NHI-REIT of Next House, LLC	80%	Partnership
NHI-SS TRS, LLC	100%	Corporation
NHI-Bickford RE, LLC	100%	DE
Care YBE Subsidiary LLC	100%	DE
Myrtle Beach Retirement Residence LLC	98%	DE
Voorhees Retirement Residence LLC	98%	DE
NHI-REIT of Axel, LLC	100%	DE
NHI-REIT of Michigan, LLC	100%	DE
NHI-REIT of Seaside, LLC	100%	DE
NHI-REIT of Bickford, LLC	100%	DE
NHI-REIT of Evergreen, LLC	100%	DE
NHI-REIT of North Carolina, LLC	100%	DE
NHI-REIT of TX-IL, LLC	100%	DE
NHI-REIT of CCWH, LLC	98%	DE
NHI-REIT of Colorado, LLC	100%	DE
NHI-LCS JV I LLC	80%	Partnership
NHI-LCS TRS LLC	100%	DE
NHI-REIT of Indiana, LLC	100%	DE
Timber Ridge OpCo, LLC	25%	Partnership
NHI-REIT of Oklahoma, LLC	100%	DE

Exhibit 21

Entity Name	Ownership[1]	Tax Treatment
NHI PropCo Member LLC	100% of common; 80.8% of preferred	REIT
NHI-REIT of DSL PropCo II, LLC	98%	Partnership
NHI-Discovery I TRS, LLC	100%	Corporation
NHI-Merrill I TRS, LLC	100%	DE
NHI-Sub REIT of Colorado, LLC	100%	DE
NHI-REIT of PropCo I, LLC	100%	DE
NHI-REIT of PropCo II, LLC	100%	DE
NHI-REIT of PropCo III, LLC	100%	DE
NHI-REIT of PropCo IV, LLC	100%	DE
NHI-REIT of PropCo V, LLC	100%	DE
NHI SH PropCo 1, LLC	100%	DE
NHI SH OpCo 1, LLC	100%	DE
NHI OpCo Columbus IN, LLC	100%	DE
NHI OpCo Michigan City IN, LLC	100%	DE
NHI OpCo Portage IN, LLC	100%	DE
NHI OpCo Vero Beach FL, LLC	100%	DE
NHI OpCo Salisbury MD, LLC	100%	DE
NHI OpCo Reading PA, LLC	100%	DE
NHI SH PropCo 2, LLC	100%	DE
NHI PropCo Redmond OR, LLC	100%	DE
NHI PropCo Central Point OR, LLC	100%	DE
NHI PropCo Tulsa OK, LLC	100%	DE
NHI PropCo Broken Arrow OK, LLC	100%	DE
NHI SH OpCo 2, LLC	100%	DE
NHI OpCo Redmond OR, LLC	100%	DE
NHI OpCo Central Point OR, LLC	100%	DE
NHI OpCo Tulsa OK, LLC	100%	DE
NHI OpCo Broken Arrow OK, LLC	100%	DE
NHI SH PropCo 3, LLC	100%	DE
NHI PropCo Jamison PA, LLC	100%	DE
NHI OpCo Jamison PA, LLC	100%	DE
NHI SH PropCo 4, LLC	100%	DE
NHI PropCo Athens TN, LLC	100%	DE
NHI PropCo Bristol TN, LLC	100%	DE
NHI PropCo Crossville TN, LLC	100%	DE
NHI PropCo Sevierville TN, LLC	100%	DE
NHI PropCo Maryville TN, LLC	100%	DE
NHI PropCo Anderson SC, LLC	100%	DE
NHI PropCo Frankfurt KY, LLC	100%	DE
NHI PropCo Florence KY, LLC	100%	DE
NHI PropCo Richmond KY, LLC	100%	DE
NHI SH OpCo 4, LLC	100%	DE
NHI OpCo Athens TN, LLC	100%	DE
NHI OpCo Bristol TN, LLC	100%	DE
NHI OpCo Crossville TN, LLC	100%	DE
NHI OpCo Sevierville TN, LLC	100%	DE

Exhibit 21

Entity Name	Ownership[1]	Tax Treatment
NHI OpCo Maryville TN, LLC	100%	DE
NHI OpCo Anderson SC, LLC	100%	DE
NHI OpCo Frankfurt KY, LLC	100%	DE
NHI OpCo Florence KY, LLC	100%	DE
NHI OpCo Richmond KY, LLC	100%	DE
NHI SH PropCo 5, LLC	100%	DE
NHI PropCo Torino Fort Collins CO, LLC	100%	DE
NHI PropCo 900 Centre Fort Collins CO, LLC	100%	DE
NHI PropCo 909 Centre Fort Collins CO, LLC	100%	DE
NHI PropCo 900 Worthington
Fort Collins CO, LLC	100%	DE
NHI PropCo 1422 West 29 Loveland CO, LLC	100%	DE
NHI PropCo 1385 Main Windsor CO, LLC	100%	DE
NHI PropCo 14th Main Windsor CO, LLC	100%	DE
NHI SH OpCo 5, LLC	100%	DE
NHI ManCo CO, LLC	100%	DE
NHI OpCo 900 Centre Fort Collins CO, LLC	100%	DE
NHI OpCo 1422 West 29 Loveland CO, LLC	100%	DE

1    Ownership of 100% means that National Health Investors, Inc. owns the reflected percentage of the entity through itself or its subsidiaries.